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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 11, 2003


                               Getty Realty Corp.
                       ----------------------------------
               (Exact name of registrant as specified in charter)



   Maryland                        001-13777                     11-3412575
   --------                        ---------                     ----------
  (State of                       (Commission                  (IRS Employer
Organization)                     File Number)               Identification No.)



125 Jericho Turnpike, Suite 103
Jericho, New York                                                    11753
-----------------------------------------------------               --------
(Address of principal executive offices)                           (Zip Code)


Registrant's Telephone Number, including area code:  (516) 478-5400
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



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Item 7.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit
Number       Description
------       -----------

99.1         Press Release, dated August 11, 2003, issued by Getty Realty Corp.


Item 12. Results of Operations and Financial Condition

         On August 11, 2003, Getty Realty Corp. announced its earnings for the quarter and six months ended June 30, 2003. A copy of the press release announcing these earnings is attached as Exhibit 99.1.

         The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                Getty Realty Corp.
                                                   (Registrant)



Date:  August 11, 2003                          By: /s/ THOMAS J. STIRNWEIS
                                                   -----------------------------
                                                   Thomas J. Stirnweis
                                                   Vice President, Treasurer and
                                                   Chief Financial Officer


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                                    INDEX TO EXHIBITS


Exhibit        Description

Exhibit 99.1   Press Release, dated August 11, 2003, issued by Getty Realty
               Corp.